Exhibit 10.24

NONQUALIFIED INDUCEMENT STOCK OPTION AGREEMENT
 (Shares not issued under the Equity Compensation Plan)

        THIS AGREEMENT is dated effective as of the grant date set forth on Exhibit A attached hereto, between MEDTOX Scientific, Inc., a Delaware corporation (the “Corporation”), and the individual listed on Exhibit A (“Grantee”).

        WHEREAS, the Corporation desires to grant and the Grantee desires to accept the Stock Options to purchase Common Stock of the Corporation (as defined below);

        NOW THEREFORE, in consideration of the premises and of the covenants and agreements set forth below, it is mutually agreed as follows:

        1.        Grant of Options. The Corporation hereby grants to Grantee an Inducement Option to purchase from the Corporation all or any part of an aggregate amount of the shares of the Common Stock of the Corporation, $.15 par value per share (the “Common Stock”), at the Option price and on other terms, as set forth in Exhibit A attached hereto and made a part hereof, and in accordance with (but not issued under) the Equity Compensation Plan of the Corporation adopted by the Directors and Shareholders of the Corporation effective as of October 26, 1993, and as subsequently amended. The date of this Agreement is the effective date of the grant. This Option is not intended to qualify as an Incentive Stock Option as described in Section 422 of the Internal Revenue Code of 1986 and is referred to as a Nonqualified Stock Option.

        2.        Incorporation of Plan by Reference. This option and any shares purchased upon the exercise of this option shall be subject to each and every provision of the Equity Compensation Plan. A copy of the Plan and all amendments is available from the Company upon request of the Grantee. All terms contained in this Agreement which are not defined in this Agreement shall have the same meaning given to such terms in the Plan.

        3.        Exercise Period. This Option shall vest and become exercisable in accordance with the schedule attached hereto as Exhibit A and made a part hereof. All vested Options must be exercised on or before the earlier of the end of the ninety (90) day period set out in Section 6 hereof or a date ten (10) years from the date of the grant. Vesting shall continue in accordance with Exhibit A notwithstanding the termination of Grantee’s employment by the Corporation.

        4.        Exercise of Option. The vested portion of this Option may be exercised only by written notice of intent to the Corporation at its office at 402 West County Road D, New Brighton, Minnesota 55112. Such notice shall state the number of shares of Common Stock in respect of which the Option is being exercised and shall be accompanied by payment for such Common Stock in cash, certified or cashier’s check or by personal check, if acceptable to the Corporation, or in such other manner as specified in the Plan. A form of Notice of Exercise is attached hereto.

        5.        Withholding. In the event that the Grantee elects to exercise this Option or any part thereof, and if the Corporation shall be required to withhold any amounts by reasons of any federal, state or local tax laws, rules or regulations in respect of the issuance of shares to the Grantee pursuant to the Option, the Corporation shall be entitled to deduct and withhold such amounts from any payments to be made to the Grantee. In any event, the Grantee shall make available to the Corporation, promptly when requested by the Corporation, sufficient funds or shares of Common Stock of the Corporation held for at least six months, to meet the requirements of such withholding; and the Corporation shall be entitled to take and authorize such steps as it may deem advisable in order to have such funds available to the Corporation out of any funds or property due or to become to the Grantee. In any event, the Grantee shall make available to the Corporation, promptly when requested by the Corporation, sufficient funds or shares of Common Stock of the Corporation held for at least six months, to meet the requirements of such withholding; and the Corporation shall be entitled to take and authorize such steps as it may deem advisable in order to have such funds available to the Corporation out of any funds or property due or to become to the Grantee.

        6.        Exercise Upon Death or Termination of Employment. Except as provided in Exhibit A, if the Grantee’s employment with the Company or any subsidiary terminates for any reason other than gross misconduct, the option shall remain in force for a period of ninety (90) days and remain subject to the terms of the Plan and this Agreement. If Grantee shall die while an employee of the Company or any subsidiary or within ninety (90) days after termination of employment, this option may be exercised (subject to the previous sentence), to the extent that the Grantee was entitled to do so at the date of death, by the person or persons to whom Grantee’s rights under this option pass by will or applicable law, or if no such person has such right, by his or her executors or administrators, subject to the terms of this Agreement. If Grantee is terminated for cause as described in the Agreement, this option shall terminate as of the date of such termination.

        7.        No Right of Employment. Nothing contained in this Agreement shall obligate the Company or any subsidiary of the Company to continue the employment of Grantee for any particular period or interfere with the right of the Company or any such subsidiary to terminate Grantee’s employment at any time.

        8.        No Shareholder Rights. Grantee shall have no rights as a stockholder with respect to any shares of Common Stock subject to this Option prior to the date of issuance of a certificate or certificates for such shares.

        9.        Investment Representation. Notice of the exercise of this Option may include a representation that any of the Option shares purchased shall be acquired as an investment and not with a view to, or for sale in connection with, any public distribution.

        10.      Compliance with Law and Regulations. The Grantee acknowledges that this Option may not be exercised until the Corporation has taken all actions then required to comply with all applicable federal and state laws, rules and regulations and any exchange on which the Common Stock may then be listed. The certificates representing the shares purchased upon the exercise of this Option may bear a legend in substantially the following form:

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These shares have not been registered either under any applicable federal law and rules and resale will not be permitted under state law unless the shares are first registered under the Minnesota Securities law. Further, no sale, offer to sell, or transfer of these shares shall be made unless a registration statement under the federal Securities Act of 1933, as amended, with respect to such shares is then in effect or an exemption from the registration requirements of such Act is then in fact applicable to such shares.

        11.      Non-Transferability. This Option shall not be transferable other than by will or by laws of descent and distribution. During the lifetime of the Grantee, this Option shall be exercisable only by such Grantee.

        12.      Other Assistance. Upon the exercise of this Option the Grantee or other person exercising the Option must execute a shareholder’s agreement and make any representation or give any commitment which the Company, in its discretion, deems necessary or advisable by reason of the securities laws of the United States or any state, and execute any document or pay any sum of money in respect of taxes or undertake to pay or have paid any such sum which the Company, in its discretion, deems necessary be reason of the Code or any rule or regulation thereunder, or by reason of the tax laws of any state.

        13.      Dispute or Disagreement. As a condition of the granting of this option, the Grantee agrees that any dispute or disagreement which may arise under or as a result of or pursuant to this Agreement or the Plan shall be determined by the Company in its sole discretion, and that any interpretation by the Company of the terms of this Agreement or the Plan shall be final, finding and conclusive.

        14.      Binding Agreement. This Agreement shall be binding upon and inure to the benefit of the legal representatives, executors, administrators, successors and assigns of each party to this Agreement.

        15.      Complete Agreement. This Agreement sets forth the entire understanding of the parties hereto and shall not be amended, changed or terminated except by an instrument in writing signed by the parties to this Agreement.

        16.      Counterparts and Governing Law. This Agreement may be executed in counterparts, and its validity, construction and performance, shall be governed by the laws of the state of Minnesota.

        17.      Cause. Termination by the Company of the Grantee’s employment for “Cause” shall mean termination upon:

(1)

The willful and continued failure by the Grantee to substantially perform Grantee’s duties with the Company (other than any such failure resulting from Grantee’s incapacity due to physical or mental illness) after a written demand for substantial performance is delivered to the Grantee by the Company, which demand specifically identifies the manner in which the Company believes that Grantee has not substantially performed Grantee’s duties; or

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(2)	the willful engaging by the Grantee in conduct which is demonstrably and materially injurious to the Company, monetarily or otherwise.

For purposes of this Section, no act, or failure to act, on the Grantee’s part shall be deemed “willful” unless done, or omitted to be done, by the Grantee not in good faith and without reasonable belief that the Grantee’s action or omission was in the best interest of the Company.

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IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the grant date set forth in Exhibit A attached hereto.

MEDTOX SCIENTIFIC, INC

By: /s/ Richard J. Braun
Richard J. Braun

Title: CEO/President

GRANTEE

[Grantee's signature is set forth on Exhibit A
attached hereto and made a part hereof.]

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NOTICE OF EXERCISE OF STOCK OPTION

MEDTOX Scientific, Inc.
402 West County Road D
New Brighton, Minnesota 55112

        The undersigned is the holder of a Stock Option (the “Option”) to purchase shares of Common Stock of MEDTOX Scientific, Inc. (the “Corporation “), pursuant to the terms of the Stock Option Agreement between the Corporation and the undersigned (the “Agreement”). The undersigned hereby irrevocably elects to exercise the Option to purchase _______ shares of Common Stock (the “Option Shares”). Enclosed herewith are (1) the original signed Agreement, and (2) payment for the Option Shares as required under the Agreement. The undersigned requests that the certificate representing the Option Shares be issued in the name of the undersigned and delivered to the address set forth below.

        In connection with the issuance of the Option Shares to the undersigned, the undersigned hereby certifies and represents to the Corporation that the undersigned is acquiring such shares for the purpose of investment and not with a view toward distribution. The undersigned understands that these securities have not been registered either under any applicable federal law and rules or applicable state law and rules and that resale will not be permitted under state law unless the securities are first registered or the sale is a transaction exempt from registration under the applicable state securities law.

        The undersigned further understands that no sale, offer to sell, or transfer of the Option Shares shall be made unless a registration statement under the federal Securities Act of 1933, as amended (the “Act”), with respect to the Option Shares is then in effect or an exemption from the registration requirements of the Act is then in fact applicable to the Option Shares. The undersigned understands that a legend reciting this investment restriction may be placed on any stock certificate that may be issued to the undersigned.

Dated:______________________

___________________________
                (Grantee Signature)

___________________________
                         (Address)

S.S. No._____________________

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EXHIBIT A TO NONQUALIFIED INDUCEMENT STOCK OPTION AGREEMENT MEDTOX SCIENTIFIC, INC.

Name of Grantee:	Robert C. Bohannon

Social Security #:	###-##-####

Date of Grant:	December 3, 2003

Number of Shares Granted:	20,000

Exercise Price:	$5.69 per share

Vesting:	The Options shall vest pro rata on a daily basis during the period commencing on December 3, 2003, and ending on December 2,
2006. All Options shall vest immediately upon the occurrence of an Acceleration Event as described in the Plan, death of Grantee or
Grantee becomes Disabled

MEDTOX Scientific, Inc.	Accepted and agreed to by
the undersigned Grantee

By: s/s Richard J. Braun	s/s Robert C. Bohannon
Richard J. Braun	Signature

Title: CEO/President

[Please execute two copies of this Exhibit A and return one copy to the Corporation.] 7